UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2009

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Forms of Agreement relating to 2009 Performance Share Units Awards

As set forth in the proxy statement of Sealed Air Corporation (the “Company”) for its upcoming 2009 annual meeting of stockholders, the Organization and Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors decided to make awards of performance share units under the 2005 Contingent Stock Plan of Sealed Air Corporation (the “Contingent Stock Plan”) for the two-year and three-year performance periods beginning January 1, 2009.

On April 16, 2009, the Compensation Committee approved the following forms of agreement in connection with those awards:  (i) Form of Sealed Air Corporation Performance Share Units Award Grant 2009-2010 (attached hereto as Exhibit 10.1 and incorporated herein by reference); (ii) Form of Sealed Air Corporation Performance Share Units Award Grant 2009-2011 (attached hereto as Exhibit 10.2 and incorporated herein by reference); and (iii) Form of Waiver and Release of Sealed Air Corporation Performance Share Units 2008 Two Year Award and 2008 Three Year Award (attached hereto as Exhibit 10.3 and incorporated herein by reference).  The forms of award grants specify the recipient, target award, performance goals, and other information regarding the performance share unit awards.  The performance goals and their relative weightings are attached as Appendix B to each of the forms of award grants.  The forms of award grants contain two-year and three-year vesting periods, respectively.  During the vesting periods, the awards granted under these agreements shall be forfeited on termination of employment with the Company, other than as a result of the employee’s death, disability or retirement.  Other special rules apply in case of termination of employment following a change in control.  The purpose of the form of waiver and release was described in the Company’s Current Report on Form 8-K, Date of Report March 24, 2009, under the caption “Two-Year Long Term Incentive Awards,” which information is incorporated herein by reference.

The Company’s principal executive officer, principal financial officer and other individuals included in the Summary Compensation Table of the Company’s 2009 proxy statement, referred to as “named executive officers,” as well as other key employees of the Company, are eligible to receive performance share units awards under the Contingent Stock Plan.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1	Form of Sealed Air Corporation Performance Share Units Award Grant 2009-2010.
10.2	Form of Sealed Air Corporation Performance Share Units Award Grant 2009-2011.
10.3	Form of Waiver and Release of Sealed Air Corporation Performance Share Units 2008 Two Year Award and 2008 Three Year Award.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ H. Katherine White
	Name:	H. Katherine White
	Title:	Vice President, General Counsel and Secretary

Dated: April 22, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Sealed Air Corporation Performance Share Units Award Grant 2009-2010.
10.2	Form of Sealed Air Corporation Performance Share Units Award Grant 2009-2011.
10.3	Form of Waiver and Release of Sealed Air Corporation Performance Share Units 2008 Two Year Award and 2008 Three Year Award.